UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Destra Multi-Alternative Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Destra Multi-Alternative Fund

November 16, 2020

Dear Shareholder,

Destra Multi-Alternative Fund (the “Fund”) will hold a Special Meeting of Shareholders on December 4, 2020 at the offices of the Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606 (the “Special Meeting”). This Special Meeting is being called because:

(i) On August 3, 2020 (the “Effective Date”), certain assets of Pinhook Capital, LLC (“Pinhook”) were contributed to Validus Growth Investors, LLC (“Validus”), an affiliate, in exchange for passive preferred and common interests in Validus resulting in a change of control of Pinhook. In connection with that transaction, Pinhook and Validus have been effectively consolidated, with Validus remaining as the surviving registrant (the “Sub-Adviser Transaction”).

Validus’ (and Pinhook’s) previous owner, Lucia Capital Group (“Lucia”) is a broker, adviser and wealth manager primarily to retail individuals. Lucia has made a strategic decision to focus on its core business and has entered into an agreement with LPL, a large independent broker dealer, to expand it offering of retail wealth management and financial planning services to its client base. As part of this realignment, Lucia chose to exit the asset management business and entered into the Sub-Adviser Transaction to divest both Validus and Pinhook. In effect, the Sub-Adviser Transaction was part of the natural progression of the relationship between affiliated entities. Both Pinhook and Validus had overlapping members, employees, clients and service providers. In addition to rationalizing the resulting capital structure, bringing the businesses of Pinhook and Validus together created greater scale, which has become increasingly important in the asset management industry, and significant managerial and operational efficiencies including the elimination of duplicative costs.

The Sub-Adviser Transaction constitutes an “assignment” of the sub-advisory agreement among the Fund, Destra Capital Advisors LLC (“Destra” or the “Adviser”) and Pinhook under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the sub-advisory agreement automatically terminated on the Effective Date. Therefore, Shareholders are being asked to approve a new sub-advisory agreement among the Fund, Destra and Validus (the “New Sub-Advisory Agreement”).

In anticipation of such termination, and to provide the Fund and its shareholders with sub-advisory management continuity, the Fund’s Board of Trustees (the “Board of Trustees”), at a special meeting held on July 30, 2020, considered and approved an interim sub-advisory agreement between Destra and Validus, with respect to the Fund (the “Interim Agreement”). While Shareholders consider the approval of the New Sub-Advisory Agreement, the Interim Agreement will allow Validus to advise the Fund for up to 150 days after the Effective Date or until the New Sub-Advisory Agreement is approved by Shareholders, if sooner. The Interim Agreement took effect on the Effective Date and the New Sub-Advisory Agreement will take effect if approved by Shareholders. The Interim Agreement and the New Sub-Advisory Agreement will allow Validus to serve as the sub-adviser to the Fund under terms that are the same, in all material respects, as the sub-advisory agreement with Pinhook, except that there will be a new initial term.

Furthermore, under the Interim Agreement and the New Sub-Advisory Agreement, (i) the Fund’s investment objective, risks and investment strategies will not change, (ii) the investment advisory personnel who provide sub-advisory services to the Fund are expected to remain the same, and (iii) Validus will provide the same sub-advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees and Destra.

(ii) Destra Capital Management LLC (“DCM”), the parent company of the Adviser, has agreed to buy back all of Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Adviser Transaction”). The result of the Adviser Transaction is a change of control of Destra pursuant to the 1940 Act. The closing of the Adviser Transaction (the “Adviser Closing”) is contingent upon the approval of the Fund’s new investment advisory agreement by shareholders (the “New Advisory Agreement”), which means that the Adviser Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

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The Adviser Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the Adviser Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Adviser Closing, Continuum will no longer control Destra.

The change of control caused by the Adviser Transaction will result in the termination of the existing advisory agreement between the Fund and Destra. For Destra to continue as the Fund’s investment adviser following the Adviser Closing, the Fund is required to seek the approval by the shareholders of the Fund of the New Advisory Agreement.

Under the New Advisory Agreement, (i) the Fund’s investment objective, risks and investment strategies will not change and (ii) Destra will provide the same advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board.

The Fund will not bear any portion of the costs related to either the Sub-Adviser Transaction or the Adviser Transaction.

The enclosed proxy statement explains the following proposals (the “Proposals”):

❖	A proposal to approve a new investment sub-advisory agreement between the Fund and Validus, as a result of the Sub-Adviser Transaction.

❖	A proposal to approve a new investment advisory agreement between the Fund and Destra, as a result of the Adviser Transaction.

The Fund’s Board of Trustees believes that approving the Proposals is in the best interests of the Fund and its shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve the Proposals and to recommend that the shareholders of the Fund also approve the Proposals.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposals. The Board of Trustees recommends that you vote FOR the Proposals. Your vote is important. Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at http://www.destracapital.com/proxy-information. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely, Nicholas Dalmaso Chairman and Trustee

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Destra Multi-Alternative Fund (the “Fund”):

(1) Approval of a New Sub-Advisory Agreement for the Fund.

Destra Capital Advisors LLC (“Destra” or the “Adviser”) retained Pinhook Capital, LLC (“Pinhook”) to serve as the Fund’s sub-adviser pursuant to a sub-advisory agreement among the Fund, Destra and Pinhook. On August 3, 2020 (the “Effective Date”), certain assets of Pinhook were contributed to Validus Growth Investors, LLC (“Validus”), an affiliate, in exchange for passive preferred and common interests in Validus resulting in a change of control of Pinhook. In connection with that transaction, Pinhook and Validus have been effectively consolidated, with Validus remaining as the surviving registrant (the “Sub-Adviser Transaction”).

The Sub-Adviser Transaction constitutes an “assignment” of the sub-advisory agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the sub-advisory agreement, an assignment results in the termination of such sub-advisory agreement. As a result, the sub-advisory agreement with Pinhook automatically terminated on the Effective Date. Therefore, to permit Validus to serve as sub-adviser to the Fund, shareholders are being asked to approve a new sub-advisory agreement among the Fund, Destra and Validus (the “New Sub-Advisory Agreement”).

(2) Approval of a New Investment Advisory Agreement for the Fund.

Destra Capital Management LLC (“DCM”), has entered into an agreement with Continuum Funds Holdings, LLC (“Continuum”), pursuant to which DCM will buy back all of Continuum’s outstanding equity interests in DCM (the “Adviser Transaction”). The Adviser Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the closing of the Adviser Transaction (the “Adviser Closing”), Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Adviser Closing, DCM will control Destra.

While Destra will continue to perform investment advisory services after the Adviser Transaction, the consummation of the Adviser Transaction will result in the change of control of Destra. Under federal securities law and the terms of the current advisory agreement, a change of control results in the termination of the current advisory agreement. If Destra is to continue to serve as investment adviser to the Fund following the Adviser Transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund. The Adviser Closing is contingent upon the approval of the Fund’s new investment advisory agreement by shareholders, which means that the Adviser Closing will not occur unless shareholders of the Fund approve its new advisory agreement.

Approval of a New Investment Advisory and Sub-Advisory Agreement for the Fund

Q.	Who is Validus?

A.	Validus is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The firm was founded in June 2012 for the purpose of providing investment advisory services based on a fundamental, bottom-up, stock specific research process, anchored by a proprietary ranking system, and founded on pre-existing principles. The firm provides separately managed account services and model strategies to institutional parties, financial intermediaries and high net worth individuals. As of the Effective Date, Validus is controlled by Mark C. Scalzo.

 1

Q.	How will this affect my account with the Fund?

A.	Neither the Sub-Adviser Transaction, nor the Adviser Transaction should affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of each of the Sub-Adviser Transaction and Adviser Transaction. Furthermore, Aaron Rosen and Mark C. Scalzo, the current portfolio managers to the Fund remain responsible for the day-to-day management of the Fund.

Q.	Will the investment sub-advisory fees be the same upon approval of the new sub-advisory agreement?

A.	Yes, the investment sub-advisory fees applicable to the Fund under the new sub-advisory agreement will be identical to the current sub-advisory fees applicable to the Fund. Validus will be paid by Destra out of the management fee Destra is paid by the Fund.

Q.	Will the investment advisory fees be the same upon approval of the new advisory agreement?

A.	Yes, the investment advisory fees applicable to the Fund under the new advisory agreement will be identical to the current advisory fees applicable to the Fund. Currently, Destra is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.35% of the Fund’s average daily net assets during such period.

Upon termination of the existing advisory agreement, the “Expense Limitation Agreement,” as defined below, will also terminate. Pursuant to the Expense Limitation Agreement, Destra has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. If the Fund enters into the new advisory agreement, then Destra has agreed to enter into a new Expense Limitation Agreement with the Fund on the same terms and conditions as the current Expense Limitation Agreement. The new Expense Limitation Agreement will be subject to Board approval.

Q.	What will happen if shareholders of the Fund do not approve the new sub-advisory agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board of Trustees to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement, if the new adviser agrees to provide such services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

The sub-advisory agreement with Pinhook automatically terminated on August 3, 2020. In anticipation of such termination and to provide the Fund and its shareholders with sub-advisory management continuity, the Board of Trustees, at a special meeting held on July 30, 2020, considered and approved an interim sub-advisory agreement between Destra and Validus, with respect to the Fund (the “Interim Agreement”). The Interim Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board of Trustees or Destra, or until the New Sub-Advisory Agreement is approved by shareholders.

However, if shareholders do not approve the New Sub-Advisory Agreement prior to the expiration of the Interim Agreement, Validus will cease providing sub-advisory services to the Fund and the Adviser will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, without limitation, the liquidation of the Fund.

Under the Interim Agreement, the sub-advisory fees earned by Validus during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Validus if shareholders approve the New Sub-Advisory Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Sub-Advisory Agreement within 150 days of the Effective Date, Validus will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

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Q.	What will happen if shareholders of the Fund do not approve the new investment advisory agreement?

A.	Completion of the Adviser Transaction is contingent upon approval of the New Advisory Agreement by shareholders of the Fund. If the Adviser Closing does not occur, the current investment advisory agreement will not automatically terminate and, therefore, it will not be necessary to enter into a new advisory agreement.

General Matters.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Validus, Destra, and DCM.

Q.	How does the Board of Trustees recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) recommend that you vote in favor of each Proposal.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 5:00 p.m. Central Time on December 4, 2020.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was October 22, 2020 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.

o	By telephone, with a toll-free call to the phone number indicated on the proxy card.

o	By mailing in your proxy card.

o	In person at the Special Meeting at the offices of the Fund on December 4, 2020.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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Destra Multi-Alternative Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 4, 2020

Destra Multi-Alternative Fund (the “Fund”) will host a Special Meeting of Shareholders on December 4, 2020 at the offices of the Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606, at 10:00 a.m. Central Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following proposals (collectively, the “Proposals”):

1.	A proposal to approve a new investment sub-advisory agreement among the Fund, Destra Capital Advisors LLC (“Destra” or the “Adviser”) and Validus Growth Investors, LLC (“Validus”), as a result of a transaction pursuant to which the Fund’s current sub-adviser, Pinhook Capital, LLC, has been effectively consolidated with its investment adviser affiliate Validus, with Validus remaining as the surviving registrant (the “Sub-Adviser Transaction”).

2.	A proposal to approve a new investment advisory agreement between the Fund and Destra, as a result of a transaction pursuant to which Destra Capital Management LLC (“DCM”), the parent company of Destra, has agreed to buy back all of Continuum Funds Holdings, LLC’s (“Continuum”) control features and equity stake in DCM (the “Adviser Transaction”).

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record of the Fund at the close of business on the record date, October 22, 2020 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about November 16, 2020 to such shareholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

November 16, 2020

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Multi-Alternative Fund

444 West Lake Street, Suite 1700

Chicago, IL 60606-0070

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

December 4, 2020

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Destra Multi-Alternative Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of new sub-advisory agreement for the Fund.
2	Approval of new advisory agreement for the Fund.

You will find this proxy statement divided into five parts:

Part 1      Provides details on the proposal to approve the new sub-advisory agreement (see page 3)

Part 2      Provides details on the proposal to approve the new advisory agreement (see page 10)

Part 3      Provides information about ownership of shares of the Fund (see page 17)

Part 4      Provides information on proxy voting and the operation of the Special Meeting (see page 18)

Part 5      Provides information on other matters (see page 21)

Please read the proxy statement before voting on the proposals. Please call toll-free at 877-478-5044 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about November 16, 2020.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at www.destracapital.com. You may also request a report by calling toll-free at 844-9DESTRA (933-7872).

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on December 4, 2020

The proxy statement for the Special Meeting is available at

https://vote.proxyonline.com/DestraCapital/docs/multialternative.pdf

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Introduction

Destra retained Pinhook Capital, LLC (“Pinhook”) to serve as the Fund’s sub-adviser pursuant to a sub-advisory agreement among the Fund, Destra Capital Advisors LLC (“Destra” or the “Adviser”) and Pinhook (the “Pinhook Sub-Advisory Agreement”). On August 3, 2020 (the “Effective Date”), certain assets of Pinhook Capital, LLC (“Pinhook”) were contributed to Validus Growth Investors, LLC (“Validus”), an affiliate, in exchange for passive preferred and common interests in Validus resulting in a change of control of Pinhook. In connection with that transaction, Pinhook and Validus have been effectively consolidated, with Validus remaining as the surviving registrant (the “Sub-Adviser Transaction”).

Validus’ (and Pinhook’s) previous owner, Lucia Capital Group (“Lucia”) is a broker, adviser and wealth manager primarily to retail individuals. Lucia has made a strategic decision to focus on its core business and has entered into an agreement with LPL, a large independent broker dealer, to expand it offering of retail wealth management and financial planning services to its client base. As part of this realignment, Lucia chose to exit the asset management business and entered into the Sub-Adviser Transaction to divest both Validus and Pinhook. In effect, the Sub-Adviser Transaction was part of the natural progression of the relationship between affiliated entities. Both Pinhook and Validus had overlapping members, employees, clients and service providers. In addition to rationalizing the resulting capital structure, bringing the businesses of Pinhook and Validus together created greater scale, which has become increasingly important in the asset management industry, and significant managerial and operational efficiencies including the elimination of duplicative costs.

The Sub-Adviser Transaction constitutes an “assignment” of the Pinhook Sub-Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the Pinhook Sub-Advisory Agreement, an assignment results in such agreement’s termination. As a result, the Pinhook Sub-Advisory Agreement automatically terminated on the Effective Date. Therefore, to permit Validus to serve as sub-adviser to the Fund, shareholders are being asked to approve a new sub-advisory agreement among the Fund, Destra and Validus (the “New Sub-Advisory Agreement”).

It is anticipated that the same individuals and personnel responsible for management of the Fund at Pinhook, will continue to be responsible for the day-to-day management of the Fund at Validus. As such, the Board of Trustees determined that retaining the sub-advisory services of Validus was in the best interests of the Fund and its shareholders and at a special meeting held on July 30, 2020, approved the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Pinhook Sub-Advisory Agreement with respect to services to be provided by Validus. In addition, the sub-advisory fees payable to Validus by Destra under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable under the Pinhook Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement and Pinhook Sub-Advisory Agreement are compared below in “Terms of the Pinhook and New Sub-Advisory Agreements.” If approved by shareholders, the New Sub-Advisory Agreement would become effective on the date of such approval, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.

Furthermore, in anticipation of such termination and to protect the Fund against disruption of investment services while shareholders consider the approval of the New Sub-Advisory Agreement, the Board of Trustees also considered and approved an interim sub-advisory agreement between Destra and Validus, with respect to the Fund (the “Interim Agreement”) at their July 30, 2020 special meeting. The Interim Agreement will allow Validus to advise the Fund for up to 150 days after the Effective Date or until the New Sub-Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement took effect on the Effective Date and the New Sub-Advisory Agreement will take effect if approved by Shareholders. The Interim Agreement and the New Sub-Advisory Agreement will allow Validus to serve as the sub-adviser to the Fund under terms that are the same, in all material respects, as the Pinhook Sub-Advisory Agreement, except that there will be a new initial term.

Your approval of the New Sub-Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Validus

Validus is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Validus was founded in June 2012 for the purpose of providing investment advisory services based on a fundamental, bottom-up, stock specific research process, anchored by a proprietary ranking system, and founded on pre-existing principles. The firm provides separately managed account services as well as model strategies to institutional parties.

Validus is located at 13520 Evening Creek Drive N., Suite 300B, San Diego, CA 92128. As of June 30, 2020, Validus had approximately $83 million in assets under management and approximately $11 million in assets under advisement.

Validus will continue to implement the investment process created by the Portfolio Managers, Mark Scalzo and Aaron Rosen, previously utilized by Pinhook. In summary, Validus uses both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with the Fund’s strategy. An optimized asset allocation model is used to quantify targeted exposure ranges for various alternative sectors. Validus manages investments over a long-term time horizon, while being mindful of the historical context of the markets. Validus employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which it considers to be “best-of-breed.”

Validus does not manage any other funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect the Fund

It is anticipated that the Sub-Advisory Transaction will not result in any change in the sub-advisory services provided to the Fund. Aaron Rosen and Mark C. Scalzo, the current portfolio managers to the Fund remain responsible for the day-to-day management of the Fund. It is further anticipated that the Sub-Adviser Transaction and New Sub-Advisory Agreement will not diminish in any way the high level of investment sub-advisory service provided to Shareholders of the Fund. Further, the research efforts of Validus and Pinhook will be combined going forward and may result in additional investment opportunities for the Fund as it relates to potential liquid holdings and investment strategies.

Impact of the Sub-Adviser Transaction on the Fund’s Sub-Advisory Agreement

The Sub-Adviser Transaction constitutes an “assignment” of the Pinhook Sub-Advisory Agreement under the 1940 Act and as a result, the Pinhook Sub-Advisory Agreement automatically terminated on the Effective Date.

To permit Validus to serve as sub-adviser to the Fund after the expiration of the Interim Agreement, shareholders are being asked to approve the New Sub-Advisory Agreement, which is materially the same to the Pinhook Sub-Advisory Agreement. See “Terms of the Pinhook and New Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Sub-Advisory Agreement with Validus.

At a meeting held on July 30, 2020, the Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. The New Sub-Advisory Agreement shall become effective upon (i) completion of a transaction in which the Fund’s existing sub-advisor, Pinhook Capital, LLC (“Pinhook”), is consolidated with Validus and (ii) the approval by Fund shareholders of the New Sub-Advisory Agreement.

Also at the meeting held on July 30, 2020, the Board of Trustees, including the Independent Trustees, unanimously approved an interim sub-advisory agreement among Destra, Validus and the Fund with respect to management of the Fund (the “Interim Validus Sub-Advisory Agreement” and, together with the New Sub-Advisory Agreement, the “Validus Sub-Advisory Agreements”). The Interim Validus Sub-Advisory Agreement is to remain in effect until the earlier of the date on which the New Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the effective date of the Interim Validus Sub-Advisory Agreement.

The Board of Trustees reviewed and discussed written materials that were provided in advance of the meeting and deliberated on the approval of the Validus Sub-Advisory Agreements. The Board of Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Validus Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board of Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Validus Sub-Advisory Agreements. In considering the approval of the Validus Sub-Advisory Agreements, the Board of Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board of Trustees considered the nature, extent and quality scope of services to be provided by Validus under the Validus Sub-Advisory Agreements. In particular, the Trustees considered the fact that Validus and Pinhook were affiliated investment advisers that were being consolidated; that the same individuals and personnel who were responsible for management of the Fund at Pinhook would continue to be responsible for management of the Fund at Validus; that the consolidation transaction is not expected to result in any change in the sub-advisory services to be provided to the Fund; and that Fund shareholders may benefit from the continuity of investment advisory services that would be provided under the Validus Sub-Advisory Agreements.

The Board of Trustees reviewed and analyzed materials and information concerning the background, experience and capabilities of Validus’ portfolio managers and its other investment and administrative personnel in light of the services to be provided by Validus pursuant to the Validus Sub-Advisory Agreements. The Board of Trustees considered, among other factors, the capabilities and quality of Validus’ investment management, research and trade execution personnel and other resources that would be dedicated to managing the Fund’s portfolio. The Board of Trustees also considered the ability of Validus, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In light of the Fund’s investment strategy and the illiquid nature of certain investments, the Board of Trustees considered the fair valuation policies and procedures that would be applied to the Fund’s portfolio. The Board of Trustees also considered matters related to Validus’ compliance programs, its compliance history and its dealings with regulators. Based on its review, the Board of Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund by Validus were satisfactory.

Performance

The Board of Trustees evaluated Fund performance during the past one year, three years, five years and since inception of the Fund in light of its investment objective. The Board of Trustees considered various measures and characteristics of Fund performance relative to a peer group. The Board of Trustees also considered information related to the manner in which the peer group was selected.

The Board considered the trailing total returns for an identified peer group of funds over periods of one year, three years, five years and since inception. There were a total of ten funds in the peer group during the one-year period, nine funds in the peer group in the three-year and five-year periods and five funds in the period since inception. All funds chosen for the peer group are listed closed-end funds (“CEFs”) that most closely resemble the investment parameters and attributes of the Fund. The Board noted that, as of August 31, 2020, on a one-year total return basis, the Fund (net of fees and expenses) was the third of 10 performing funds in the identified peer group and that during the three-year and five-year periods ended August 31, 2020 the Fund was the sixth of nine and eighth of nine performing funds in the identified peer group.

The Board of Trustees evaluated information presented by Validus concerning significant contributors to and detractors from Fund performance. The Board noted that significant detractors from performance included net outflows of capital, advisor turnover and negative performance of certain non-traded legacy positions in the portfolio. The Board of Trustees also considered information concerning an ongoing transition in strategy that is intended to result in enhancements to Validus’ due diligence process, an increased focus on institutional products and opportunities, and a movement away from non-traded retail-oriented investments.

Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Validus Sub-Advisory Agreements.

Fees and Expenses

The Board of Trustees considered the proposed sub-advisory fee under the Validus Sub-Advisory Agreements, noting that the contractual amount was equal to a percentage of average daily managed assets and that the entire sub-advisory fee is payable by Destra rather than the Fund. As described below, in connection with its consideration of the New Advisory Agreement, the Board of Trustees also reviewed and considered information regarding the Fund’s investment advisory fee rate and its total expense ratio. The advisory fee rate and total expense ratio for the Fund were compared against a peer group over specified time periods. The Board considered the (1) management fees (based on managed assets), (2) gross expense ratios, and (3) expense ratios net of expense waivers for the identified peer group of nine funds as of each respective fund’s fiscal year end. The Board noted that the Fund’s management fee, gross expense ratio and expense ratio net of expense waivers ranked sixth lowest out of ten, fifth lowest out of ten and third lowest out of ten, respectively.

Based on its review, the Board of Trustees concluded that the sub-advisory fee was reasonable in light of the services to be performed by Validus for purposes of considering approval of the Validus Sub-Advisory Agreements.

Economies of Scale

The Board of Trustees received and evaluated information regarding the potential for Validus to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. Based on the level of Fund assets under management, the Board of Trustees determined that Validus does not currently benefit from economies of scale. As a result, the Board of Trustees will consider the appropriateness of breakpoints in the sub-advisory fee or other arrangements if Fund assets grow and Validus begins to achieve economies of scale.

Cost of Services and Profitability

The Board of Trustees considered an expense and profitability analysis provided by Validus with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Board of Trustees evaluated Validus’ estimated profitability and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on its evaluation, the Board of Trustees concluded that Validus’ estimated profitability in managing the Fund is reasonable and not excessive.

Other Benefits to Validus

The Board of Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Validus and its affiliates as a result of their relationship with the Fund. The Board noted that Validus’ association with the Fund may lead to other investment management opportunities for Validus or its affiliates. The Board of Trustees concluded that the fall-out benefits that may be received by Validus and its affiliates are reasonable.

Conclusion

In considering the Validus Sub-Advisory Agreements, the Board of Trustees evaluated the factors and information described above, as well as information concerning Validus and the Fund that is provided to the Board of Trustees throughout the year in connection with other Board of Trustees meetings. In its deliberations, the Board of Trustees did not identify any single item that was paramount or controlling, and individual Trustees may have attributed different weights to various factors.

Based on its deliberations and analysis of the information provided, the entire Board of Trustees, including all the Independent Trustees, concluded that the Validus Sub-Advisory Agreements are in the best interests of the Fund and its shareholders and that the compensation payable by the Fund is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Trustees, approved the Validus Sub-Advisory Agreements.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

Terms of the Pinhook and New Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment sub-advisory services to be provided by Validus to the Fund under the New Sub-Advisory Agreement are identical to the services provided by Pinhook under the Pinhook Sub-Advisory Agreement. Furthermore, the fee structure with respect to the fees payable to Validus by Destra under the New Sub-Advisory Agreement and the fee structure with respect to the fees payable to Pinhook under the Pinhook Sub-Advisory Agreement, are also identical.

The contractual rates of the sub-advisory fee payable to Pinhook, and the actual sub-advisory fee rates paid to Pinhook by Destra for the fiscal year ended February 29, 2020, is set forth in Exhibit B. The date on which the Pinhook Sub-Advisory Agreement was most recently (i) approved by the Board of Trustees and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

Sub-Advisory Services. The sub-advisory services to be provided by Validus under the New Sub-Advisory Agreement are identical to those sub-advisory services provided by Pinhook to the Fund under the Pinhook Sub-Advisory Agreement. Under both the Pinhook Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser manages the investment and reinvestment of such portion of the Fund’s assets as Destra from time to time allocates to such sub-adviser for management (the “Sub-Advised Assets”), as well as vote on all proxies related to the Sub-Advised Assets. In furnishing its services under the New Sub-Advisory Agreement, Validus will furnish its services subject to the same parameters as was required of Pinhook under the Pinhook Sub-Advisory Agreement. Accordingly, Validus will furnish its services in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Destra.

Supplemental Arrangements. Both the New Sub-Advisory Agreement and the Pinhook Sub-Advisory Agreement provide that the sub-adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed under the respective agreement, provided that no such person may perform services with respect to the Fund that would constitute an assignment or require a written advisory contract pursuant to the 1940 Act.

Compensation of Sub-Adviser. Both the New Sub-Advisory Agreement and the Pinhook Sub-Advisory Agreement contain identical fee structures, pursuant to which Destra pays the sub-advisory fee out of its management fee that it receives from the Fund.

Duration and Termination. Both the Pinhook Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the respective agreement will continue in effect for an initial term of two years, provided that the agreement may continue in effect for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such an event such continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the New Sub-Advisory Agreement and the Pinhook Sub-Advisory Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Destra and the sub-adviser, or by the sub-adviser or Destra on sixty (60) days’ written notice to the Fund and the other party. Both agreements automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Destra and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both agreements also terminate upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. Both the Pinhook Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the performance of the sub-adviser’s duties.

Limitation of Liability. Both the New Sub-Advisory Agreement and the Pinhook Sub-Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Sub-Advisory Agreement and the Pinhook Sub-Advisory Agreement both state that, neither the sub-adviser nor its affiliates will be liable for any losses, claims, damages, liabilities or litigation incurred or suffered by Destra or the Fund as a result of any error of judgment or mistake of law by the sub-adviser or its affiliates with respect to the Fund, absent (i) the willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of its duties or obligations under the respective agreement or (ii) any untrue statement of a material fact contained in any registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Destra or the Fund by the sub-adviser for use therein.

Both agreements also provide that the sub-adviser will indemnify the Fund, Destra and their affiliates against any losses, claims, damages, liabilities or litigation arising under law based on any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of its duties under the respective agreement or any untrue statement of a material fact contained in any registration statement, proxy materials, advertisements, sales literature, or other materials for the Fund or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements contained therein not misleading, if such statement or omission was made in reliance upon written information furnished to Destra or the Fund by the sub-adviser. Both agreements contain a reciprocal provision with respect to the indemnification and limitation of liability for the sub-adviser.

Additional Information Pertaining to Validus

The following table sets forth the name, position and principal occupation of each current executive officer of Validus as of September 30, 2020. Each individual’s address is c/o Validus Growth Investors, LLC, 13520 Evening Creek Drive N., Suite 300B, San Diego, CA 92128. Mr. Mark C. Scalzo owns a majority of Validus’ common units with voting control and has day-to-day control as a managing partner.

Name	Principal Occupation at Validus
Mark C. Scalzo	Managing Partner, Chief Investment Officer

Mitch Avnet	Chief Compliance Officer

During the Fund’s last fiscal year, the Fund did not pay any amount to Validus or any affiliated person of Validus for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Validus for the fiscal year ended February 29, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Validus or any person controlling, controlled by or under common control with Validus. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended February 29, 2020, to which Validus, any parent or subsidiary of Validus, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new SUB-advisory agreement with VALIDUS.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is also being called to consider a proposal necessitated by the proposed transaction between Destra Capital Management LLC (“DCM”) and Continuum Funds Holdings, LLC (“Continuum”), pursuant to which DCM will buy back all of Continuum’s outstanding equity interests in DCM (the “Adviser Transaction”). The Adviser Transaction will result in DCM buying back all of Continuum’s outstanding equity interests in DCM, and as of the closing of the Adviser Transaction (the “Adviser Closing”), Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. As a result, effective as of the Adviser Closing, Continuum will no longer control Destra, which will result in a change of control of Destra and the automatic termination of the existing advisory agreement between the Fund and Destra (the “Existing Advisory Agreement”). The Adviser Closing is contingent upon the approval of the Fund’s new investment advisory agreement (the “New Advisory Agreement”) by shareholders, which means that the Adviser Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit C. The terms of the New Advisory Agreement are materially the same to the terms of the Existing Advisory Agreement with respect to services provided by Destra. In addition, the advisory fees payable to Destra by the Fund under the New Advisory Agreement will be identical to the advisory fees payable under the Existing Advisory Agreement. Currently, Destra is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.35% of the Fund’s average daily net assets during such period. The material terms of the New Advisory Agreement and Existing Advisory Agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Destra

Destra is a registered investment adviser with the SEC under the Advisers Act. Destra has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Destra is located at 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. As of September 30, 2020, Destra had approximately $460.8 million in assets under management. Destra is a wholly-owned subsidiary of DCM, a sponsor of investment funds.

Destra does not manage any other funds with similar investment strategies and objectives to the Fund’s.

The Transaction

On October 14, 2020, DCM entered into a redemption agreement (the “Redemption Agreement”) with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Adviser Closing, Continuum will relinquish all equity interests and investor member rights in DCM, including voting share privileges and all board rights and participation. The Adviser Closing is contingent upon the approval of the Fund’s New Advisory Agreement by shareholders, which means that the Adviser Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Adviser Transaction will result in a change of control of Destra pursuant to the 1940 Act. No assurance can be given that DCM will permanently retain its interest in Destra.

Information Concerning DCM

The following information, which has been provided by DCM, is intended to give shareholders of the Fund background information concerning DCM and its business.

DCM, located at 444 West Lake Street, Suite 1700, Chicago, IL 60606, is a Delaware limited liability company and is the holding company of Destra and Destra Capital Investments LLC, the principal underwriter of the Fund’s shares. DCM and its affiliates were organized in 2008 to provide investment management, advisory, administrative, distribution and asset management consulting services.

Terms of the Redemption Agreement

The following is a summary of the terms of the Adviser Transaction considered relevant to the Fund:

On October 14, 2020, DCM entered into a Redemption Agreement with Continuum, pursuant to which DCM agreed to buy back all of the outstanding equity interests of DCM. As of the Adviser Closing, Continuum will relinquish all equity and investor member rights in DCM, including voting share privileges and all board rights and participation. The Adviser Closing is contingent upon the approval of the Fund’s New Advisory Agreement by shareholders, which means that the Adviser Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement. The Adviser Transaction will result in a change of control of Destra pursuant to the 1940 Act. Assuming shareholder approval of the New Advisory Agreement, Destra will continue to serve as the Fund’s investment adviser.

Transaction Not Expected to Adversely Affect Destra or the Fund

It is anticipated that the Adviser Transaction and Destra’s affiliation with DCM will not result in any change in the services provided by Destra to the Fund. It is further anticipated that the Adviser Transaction and New Advisory Agreement will not diminish in any way the high level of investment advisory service previously provided by Destra.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed New Advisory Agreement with Destra. The consummation of the Adviser Transaction will constitute an assignment (as defined in the 1940 Act) of the Existing Advisory Agreement. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the Adviser Closing of the Adviser Transaction, and the New Advisory Agreement is necessary if Destra is to continue to manage the Fund following the Adviser Closing. However, the Adviser Closing is contingent upon the approval of the New Advisory Agreement by shareholders, which means that the Adviser Closing will not occur unless shareholders of the Fund approve the New Advisory Agreement.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with Destra.

The Trustees considered and unanimously approved the New Advisory Agreement at a meeting of the Board of Trustees held on October 15, 2020. The Trustees reviewed and discussed written materials regarding the New Advisory Agreement that were provided in advance of the meeting and throughout the year, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement

In making the recommendation that shareholders vote to approve the New Advisory Agreement with Destra, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Trustees considered the nature, extent and quality of services to be provided under the New Advisory Agreement and Destra’s experience in providing similar management services to other registered investment companies. The Trustees also considered Destra’s ability to provide administrative, operational and other non-advisory services to the Fund and the financial condition of Destra, including its financial capacity to perform the services required under the New Advisory Agreement. The Trustees reviewed information provided by Destra regarding various service provider arrangements and considered the ability of Destra to administer and oversee outside service providers to the Fund. In addition, the Trustees considered matters related to Destra’s compliance programs, its compliance history and its dealings with regulators. The Trustees also considered the fact that Destra intends to continue to engage a sub-adviser that will be responsible for all trading, portfolio construction and investment operations.

The Trustees also considered the impact that the Adviser Transaction is likely to have on the nature, extent and quality of services to be provided by Destra to the Fund under the New Advisory Agreement. In particular, the Trustees noted that the services required to be performed by Destra under the New Advisory Agreement are identical to the services that Destra is required to perform under the Existing Advisory Agreement. The Trustees also considered information provided by Destra indicating that the Adviser Transaction is not expected to result in any change in the personnel or resources of Destra that are involved in the performance of services for the Fund. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Advisory Agreement are satisfactory.

Performance

The Trustees evaluated Fund performance during the one-year, three-year and five-year periods ended August 31, 2020 and from inception (March 17, 2012) through August 31, 2020 in light of its investment objective. The Trustees considered various performance measures and characteristics of Fund performance relative to a peer group of funds with similar investment strategies.

The Board considered the trailing total returns for an identified peer group of funds over periods of one year, three years, five years and since inception. There were a total of ten funds in the peer group during the one-year period, nine funds in the peer group in the three-year and five-year periods and five funds in the period since inception. All funds chosen for the peer group are listed closed-end funds (“CEFs”) that most closely resemble the investment parameters and attributes of the Fund. The Board noted that, as of August 31, 2020, on a one-year total return basis, the Fund (net of fees and expenses) was the third of 10 performing funds in the identified peer group and that during the three-year and five-year periods ended August 31, 2020 the Fund was the sixth of nine and eighth of nine performing funds in the identified peer group.

In evaluating Destra’s contribution to Fund performance, the Trustees considered the fact that a sub-adviser has been and will continue to be responsible for day-to-day management of the Fund. The Trustees concluded that the Adviser Transaction is not likely to impact performance of the Fund because (i) the Fund is managed by a sub-advisor, (ii) the services required to be performed by Destra under the New Advisory Agreement are identical to the services that Destra is required to perform under the Existing Advisory Agreement and (iii) the Adviser Transaction is not expected to result in any change in the personnel or resources of Destra that are involved in the performance of services for the Fund. Based on their review, the Trustees concluded that Fund performance is acceptable for purposes of considering approval of the New Advisory Agreement.

Fees and Expenses

The Trustees reviewed and considered the contractual advisory fee rate to be paid by the Fund to Destra for services under the New Advisory Agreement. The Trustees also reviewed and considered information regarding the Fund’s total expense ratio. The advisory fee rate and expense ratio for the Fund were compared against the advisory fee rate and expense ratio of a peer group over specified time periods. The peer group was comprised of other funds with similar investment strategies. The Board considered the (1) management fees (based on managed assets), (2) gross expense ratios, and (3) expense ratios net of expense waivers for the identified peer group of nine funds as of each respective fund’s fiscal year end. The Board noted that the Fund’s management fee, gross expense ratio and expense ratio net of expense waivers ranked sixth lowest out of ten, fifth lowest out of ten and third lowest out of ten, respectively.

The Trustees considered the fact that the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures, and that the Adviser Transaction and the New Advisory Agreement are not expected to have any impact on the Fund’s expense ratio or individual operating expenses. The Trustees also noted that upon termination of the Existing Advisory Agreement, the “Expense Limitation Agreement,” as defined below, will also terminate. Pursuant to the Expense Limitation Agreement, Destra agrees to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement do not exceed certain agreed upon levels. The Trustees considered the fact that if the Fund enters into the New Advisory Agreement, then Destra has agreed to enter into a new Expense Limitation Agreement with the Fund on the same terms and conditions as the current Expense Limitation Agreement. The new Expense Limitation Agreement will be subject to Board approval.

Economies of Scale

The Trustees received and evaluated information regarding Destra’s potential to realize economies of scale with respect to management of the Fund and whether the Fund and its shareholders would appropriately benefit from any economies of scale. The Trustees noted that economies of scale will be realized only if there is significant growth in assets under management. The Trustees considered Destra’s expectations for growth in assets under management and the time frame in which such growth may occur. The Trustees concluded that economies of scale are not being realized and that breakpoints in the advisory fee or other arrangements will be considered if Fund assets grow and Destra has the potential to realize economies of scale.

Cost of Services and Profitability

The Trustees considered an expense and profitability analysis provided by Destra with respect to its management of the Fund. The analysis covered the years ending December 31, 2020, 2021 and 2022. The Trustees evaluated Destra’s estimated profitability in each year of the three-year period and compared it against profit margins that have been found by courts to be reasonable under applicable securities laws. The Trustees noted that Destra estimates that its expenses and profitability under the New Advisory Agreement will be same as its expenses and profitability under the Existing Advisory Agreement. Based on their review, the Trustees concluded that Destra’s estimated profitability in managing the Fund under the New Advisory Agreement is reasonable.

Other Benefits to Destra

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Destra or its affiliates as a result of their relationship with the Fund. The Trustees noted that Destra and its affiliates may derive reputational benefits and cross-selling opportunities from their association with the Fund that may lead to other investment management opportunities. Based on their review, the Trustees concluded that the fall-out benefits that may be received by Destra and its affiliates are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Terms of the Existing and New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit C for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit C. The investment advisory services to be provided by Destra to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by Destra and the fee structure under the Existing Advisory Agreement.

The contractual rates of the advisory fee payable by the Fund to Destra, and the actual advisory fee rates paid to Destra by the Fund for the fiscal year ended February 29, 2020, is set forth in Exhibit D. The dates on which the Existing Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Fund employs Destra, subject to the control of the Board of Trustees of the Fund, in compliance with such policies as the Board of Trustees may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion the securities to be purchased, held, sold or exchanged; (ii) provide the Fund with records concerning Destra’s activities which the Fund is required to maintain; and (iii) render regular reports to the Fund’s officers and trustees concerning Destra’s discharge of its responsibilities. Both the New Advisory Agreement and the Existing Advisory Agreement state that Destra may hire (subject to the approval of the Board of Trustees) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Advisory Agreement and the Existing Advisory Agreement provide that Destra is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that Destra will promptly communicate to the officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request. Both the New Advisory Agreement and the Existing Advisory Agreement also provide that Destra will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation of Destra. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures.

Duration and Termination. Both the Existing Advisory Agreement and the New Advisory Agreement provide that they will continue for an initial two year term and may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. Both the New Advisory Agreement and the Existing Advisory Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to Destra, or by Destra at any time without the payment of any penalty, on sixty (60) days’ written notice to the Fund. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

Payment of Expenses. Both the Existing Advisory Agreement and the New Advisory Agreement contain identical provisions with respect to the payment of expenses. Pursuant to both the Existing Advisory Agreement and the New Advisory Agreement, Destra is responsible for the payment of certain expenses, and the Fund is generally otherwise responsible for the payment of its own expenses. Since Destra has agreed to limit the operating expenses of the Fund, Destra is also responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

Limitation of Liability. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Advisory Agreement and the Existing Advisory Agreement both state that Destra will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable law, and except for a loss resulting from Destra’s willful misfeasance, gross negligence or reckless disregard in the performance of its duties under the respective agreement. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Fund will indemnify Destra to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of Destra’s willful misfeasance, bad faith or reckless disregard of its obligations to the Fund. Under both the New Advisory Agreement and the Existing Advisory Agreement, Destra will indemnify the Fund and all controlling persons of the Fund to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to Destra, so long as the liability and expense is not incurred by reason of the person’s willful misfeasance, gross negligence, or reckless disregard of its obligations to Destra.

Expense Agreements

Destra and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which, until November 30, 2021, Destra has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95% of Class A shares’ net assets, 2.45% of Class T shares’ net assets, 2.70% of Class C shares’ net assets, and 1.70% of Class I shares’ net assets. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date of the waiver, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. Upon the termination of the Existing Advisory Agreement, the Expense Limitation Agreement will also terminate. If the Fund enters into the New Advisory Agreement, Destra has agreed to enter into a new Expense Limitation Agreement with the Fund on the same terms and conditions as the current Expense Limitation Agreement. The new Expense Limitation Agreement will be subject to Board approval.

Additional Information Pertaining to Destra

The following table sets forth the name, position and principal occupation of each current executive officer of Destra as of September 30, 2020. Each individual’s address is c/o Destra Capital Advisors LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. Destra is a wholly-owned subsidiary of DCM.

Name	Principal Occupation at Destra
Robert Watson	President

Jane Hong Shissler	General Counsel

During the Fund’s last fiscal year, the Fund paid a base fee to its Chief Compliance Officer, who is an employee of Destra. The Fund did not pay any amounts to Destra or any other affiliated person of Destra for services to the Fund (other than pursuant to the existing advisory agreement)

There were no brokerage commissions paid by the Fund to affiliated brokers of Destra for the fiscal year ended February 29, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Destra or any person controlling, controlled by or under common control with Destra. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended February 29, 2020, to which Destra, any parent or subsidiary of Destra, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with DESTRA.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on October 22, 2020, will be entitled to notice of, and to vote at, the Special Meeting. On October 22, 2020, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	2,976,829.151
Class A	5,421,805.084
Class T	283,869.949
Class C	884,942.337

PART 4

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on October 22, 2020 (the “record date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law or pursuant to special meetings called by the Board of Trustees or a majority of shareholders, or in the future in compliance with the requirements of any exchange on which the Fund’s shares may be listed. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Jane Hong Shissler, and she may be reached at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the Shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions, and withheld votes will be counted as present, and broker “non-votes” will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the Proposals will each require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Validus, Destra and DCM. The Fund has engaged AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates AST’s fees to be approximately $18,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Destra, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with either the Sub-Adviser Transaction or the Adviser Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by Validus, Destra and DCM.

Voting by Destra and Validus

To the extent that Destra and Validus and their affiliates own shares of the Fund, each intends to vote Fund shares in favor of each Proposal.

Ownership of the Fund

As of the record date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit E to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

November 16, 2020

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1-877-478-5044 or writing to the Fund at the following address: 444 West Lake Street, Suite 1700, Chicago, IL 60606-0070. Copies of this proxy statement and the accompanying

Notice of Special Meeting are also available at:

https://vote.proxyonline.com/DestraCapital/docs/multialternative.pdf

Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., 928 Grand Boulevard, Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is February 28.

EXHIBIT A

FORM OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [ ], 2020 by and among Destra Multi-Alternative Fund (the “Fund”), Destra Capital Advisors LLC (the “Advisor”), and Validus Growth Investors, LLC (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated November 30, 2018 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.           As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”), as well as vote all proxies related to the Sub-Advised Assets.

B.           As part of the services it will provide hereunder, the Sub-Adviser will:

(i)           obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

(ii)           formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii)           take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv)           keep the Trustees of the Fund and the Adviser fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)           in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi)           provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)        cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii)       file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C.           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement and any amendments thereto; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.           The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E.           On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.           The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.             COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the Sub-Advised Assets equal to a percentage of the “net advisory fee”, which is the amount of the Advisor’s advisory fee less (i) any fee waiver or expense reimbursement made by the Adviser in connection with the services provided under the Investment Management Agreement, and (ii) any other expenses agreed to be shared by the parties, shall be allocated 50% to the Sub-Adviser for the services provided pursuant to this Agreement and 50% to the Adviser. The amount allocated to the Sub-Adviser (“Sub-Advisory Fee”) shall not exceed an annual rate of 0.675% based upon the Fund’s average daily net assets at month end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. The Sub-Advisory Fee will be paid by the Advisor no later than the 45th day following receipt by the Advisor of the Advisory Fee from the Fund.

Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.             REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A.           The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.           The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.           The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D.           The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A.           The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.           The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.           The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.       PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9.       SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.             REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written and continue in effect for an initial term of two (2) years, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Destra Capital Advisors LLC Attn: Jane Shissler, General Counsel 444 West Lake Street Suite 1700 Chicago, Illinois 60606 Phone: 312-843-6171 Fax: 312-858-8618

With a copy emailed to: legal@destracapital.com

For:

Destra Multi-Alternative Fund

c/o Destra Capital Advisors LLC

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

Phone: 312-843-6171

Fax: 312-858-8618

With a copy emailed to: legal@destracapital.com

For:	Validus Growth Investors, LLC Attn: [ ] 13520 Evening Creek Drive N. Suite 300B San Diego, CA 92128 Phone: [530-582-7000 ] Fax: [530-582-7001]

19.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.           THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DESTRA CAPITAL ADVISORS LLC	Validus Growth Investors, LLC

By: ________________________	By: _________________________
Name: [ ]	Name: [ ]
Title: [ ]	Title: [ ]

DESTRA MULTI-ALTERNATIVE FUND

By: ________________________
Name: [ ]
Title: [ ]

EXHIBIT B

INVESTMENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate	Sub-Advisory Fee Rate Paid to Pinhook (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended February 29, 2020	Most Recent Date of Shareholder Approval of Pinhook Sub-Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Pinhook Sub-Advisory Agreement by the Board of Trustees
50% of the net revenue received by Destra after any fee waivers, subject to a maximum of 0.675% of the Fund’s average daily net assets.	0.47%	November 20, 2018 (approval of Fund’s initial sub-advisory agreement with Pinhook Capital, LLC (f/k/a LCM Investment Management, LLC))	October 2, 2018

B-1

EXHIBIT C

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

FORM OF INVESTMENT MANAGEMENT AGREEMENT

Destra MULTI-ALTERNATIVE Fund

THIS AGREEMENT (the “Agreement”) made this __ day of __________, 2020, by and between Destra Multi-Alternative Fund, a Delaware statutory trust (the "Fund"), and Destra Capital Advisors LLC, a Delaware limited liability company (the "Advisor").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.      APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.      DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund's Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3.      FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.      EXPENSES

(a)       With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted consistent with Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (iii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (iv) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund as referenced in Section 5 below, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)       The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)       The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)       To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover costs from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.       COMPENSATION OF THE ADVISOR. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of 1.35%, payable monthly in arrears by the 10th business day of the succeeding month, based upon the Fund’s average daily net assets as of month-end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. Compensation will be paid to the Advisor before giving effect to any repurchase of interests in the Fund effective as of that date. The Advisor will pay the compensation of any sub-adviser retained pursuant to Section 2 above.

The Advisor may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6.      BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

7.      STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8.      LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

9.      PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor, provided the Advisor has broker-dealer affiliates, if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

10.      AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

11.      LICENSE OF ADVISOR'S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. The Advisor hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

12.      DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the effective date of the Agreement and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.      NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Advisor:

Destra Capital Advisors LLC

Attn: Jane Shissler, General Counsel

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

Phone: (312) 843-6171

legal@destracapital.com

If to the Fund:

Destra Multi-Alternative Fund

C/o Destra Capital Advisors LLC

444 West Lake Street

Suite 1700

Chicago, Illinois 60606

Phone: (312) 843-6171

funds@destracapital.com

14.      SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Destra MULTI-ALTERNATIVE Fund

By: Robert Watson

Title: President

DESTRA CAPITAL ADVISORS LLC

By: Robert Watson

Title: President

EXHIBIT D

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Net Assets)	Advisory Fee Rate Paid to Destra (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended February 29, 2020	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Advisory Agreement by the Board of Trustees
1.35%	0.94%	November 20, 2018 (approval of Fund’s initial advisory agreement with Destra whereby Destra assumed Pinhook’s (f/k/a LCM Investment Management, LLC) role as adviser to the Fund)	October 2, 2018

D-1

EXHIBIT E

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of October 22, 2020. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
A	LPL Financial, FBO Customer Accounts 4707 Executive Drive San Diego, CA 92121	4,474,206.092	82.52%
C	LPL Financial, FBO Customer Accounts 4707 Executive Drive San Diego, CA 92121	378,919.145	42.82%
I	LPL Financial, FBO Customer Accounts 4707 Executive Drive San Diego, CA 92121	2,844,185.115	95.54%
T	LPL Financial, FBO Customer Accounts 4707 Executive Drive San Diego, CA 92121	237,028.634	83.50%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

E-1

PROXY CARD

Destra

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (877) 478-5044 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

DESTRA MULTI-ALTERNATIVE FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jane Hong Shissler and Robert Watson, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Destra Multi-Alternative Fund (the "Fund") to be held at the office of the Fund located at 444 West Lake Street, Suite 1700, Chicago, IL 60606, at 10:00 a.m. , Central time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth on the reverse side and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(877) 478-5044**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 4, 2020. The proxy statement for this meeting is available at:
https://vote.proxyonline.com/DestraCapital/docs/multialternative.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

DESTRA MULTI-ALTERNATIVE FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSALS HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]